UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported):  October 18, 2013

LINKEDIN CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35168	47-0912023
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2029 Stierlin Court

Mountain View, CA 94043

(Address of Principal Executive Offices including Zip Code)

(650) 687-3600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 18, 2013, David Henke, Senior Vice President, Operations of LinkedIn Corporation (the “Company”) informed the Company that he will retire from his position on November 15, 2013.  The Operations team will report directly to J. Kevin Scott, the Company’s Senior Vice President of Engineering.

Item 7.01                   Regulation FD Disclosure.

The Company is furnishing the management presentation slides attached as Exhibit 99.1 to this Current Report, which the Company will provide at LinkedIn Mobile Day on October 23, 2013. The presentation slides will also be posted on the investor relations portion of the Company’s website.

The information furnished on this Form 8-K, including the exhibit attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

99.1                    Management Presentation Slides dated October 23, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2013	LINKEDIN CORPORATION

	By:	/s/ Erika Rottenberg
	Name:	Erika Rottenberg
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1                    Management Presentation Slides dated October 23, 2013